                                                                   EXHIBIT 10.12

            INTERNET-SIGN UP WIZARD REFERRAL AND MICROSOFT INTERNET
                  EXPLORER LICENSE AND DISTRIBUTION AGREEMENT
                    Document Version 4.1, February 5, 1997


  This Internet-Sign Up Referral and Microsoft Internet Explorer License and Distribution Agreement ("Agreement") is made and entered into this day of March, 1997 ("Effective Date"), by and between MICROSOFT CORPORATION, a Washington corporation, One Microsoft Way, Redmond, WA 98052-6399 ("MS"), and Concentric Network Corporation, a Florida corporation, including its majority owned subsidiaries and affiliates (collectively, "COMPANY").

                                  INTRODUCTION

  This Agreement includes two distinct business arrangements.

       Under the first arrangement, MS plans to develop and distribute an "Internet Connection Wizard" as a means of promoting Internet access services for various Internet access service providers, including COMPANY, and of acquiring subscribers for such access services. COMPANY will pay MS a referral fee for each subscriber acquired by means of the Internet Connection Wizard.

       Under the second arrangement, COMPANY may distribute, on a royalty-free basis, a customized version of Microsoft Internet Explorer to subscribers or potential subscribers of its Internet access services.

       In consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.     DEFINITIONS. The following terms, whenever initially capitalized,
       -----------
shall have the following meanings for purposes of this Agreement:

       1.1 "Access" shall mean telecommunications facilities and services that enable a computer user to access and use Internet sites and content by means of a TCP/IP connection.

       1.2 "COMPANY Information" shall mean information regarding or relating to the ISP Service such as COMPANY'S name, telephone number, order processing information, fees, service plans, etc., and other information that is reasonably necessary to describe and solicit orders of the ISP Service to the ISP Subscriber and/or such other information that has been mutually agreed to by the parties .

       1.3 "Comic Chat" shall mean the graphical Internet chat client in all available language versions requested by COMPANY, and for all available platforms.

       1.4 "Criteria" shall mean the applicable Internet Explorer criteria as defined in the Microsoft Internet Explorer Logo Qualification Criteria, attached to Exhibit G as Attachments 1 and 2, and such future versions as established by MS in its sole discretion.

       1.5 "Guidelines" shall mean the guidelines for use of the Logo as outlined in the Microsoft Internet Explorer Logo Usage Guidelines which are attached hereto as Exhibits G and H and are an integral part of this Agreement.

       1.6 "IEAK" shall mean the Internet Explorer Administration Kit, including any updates to the IEAK as may be provided by MS from time to time, which contains a single copy of the Licensed Software in object code as well as a set of tools that enable COMPANY to perform limited customizations

                                                            License # 200AT-7087
to the Licensed Software in order to facilitate the ISP Subscriber sign up process, and to automate the task of creating diskettes/CD ROMs for distribution. COMPANY shall use the IEAK in accordance with the instructions in the IEAK and the Logo Guidelines provided by MS.

       1.7 "Internet Connection Wizard" shall mean an electronic referral mechanism to be developed by MS to promote the ISP services for various ISP service providers, including COMPANY, and which ordering mechanism shall enable the end user to order ISP Service via a link to COMPANY's Sign-up Server or other method mutually agreed to by the parties. The Internet Connection Wizard shall prompt the ISP Subscriber to enter various Locator Information. The Internet Connection Wizard shall be launched from an icon on the "desktop" office English language version of Windows 95 designated as "The Internet" or such other name designated by MS. MS may include the Internet Connection Wizard in other MS products as determined by MS. An overview of the referral and ordering process is set forth in Exhibit Z.

       1.8 "Internet Explorer" shall mean (a) Microsoft's browser/client for the World Wide Web in all language versions and platforms requested by COMPANY and which MS has available; and (b) a customized version of Internet Explorer created through the use of the IEAK; provided, however, that MS reserves the right to amend COMPANY's license rights to future versions of Internet Explorer to reflect MS' then standard terms and conditions applicable to ISPs for such future versions.

       1.9 "Internet Mail and News" shall mean MS's client for email and Internet newsgroups in all available language versions requested by COMPANY, and for all available platforms.

       1.10 "Internet Product" shall mean any COMPANY product which provides access to or information about the Internet. An Internet Product may not be a personal computer. For purposes of this Agreement, "ISP Service" (defined below) shall be a type of Internet Product.

       1.11 "Internet Site" shall mean COMPANY's worldwide web site(s) which meet the applicable Criteria.

       1.12 "ISP Information" shall mean information regarding or relating to Internet access services (including the ISP Service) such as order processing information, fees, service plans, etc., and other information that is reasonably necessary to describe and solicit orders of such Internet access services to the Internet access service subscriber and/or such other information that has been mutually agreed to by MS and an Internet service provided (including COMPANY).

       1.13 "ISP Information Page" shall mean a HTML based page which includes ISP Information, to be maintained by COMPANY and hosted on the MS Referral Server. The ISP Information Page shall be downloaded to the prospective ISP Subscriber as part of the ordering and referral process.

       1.14 "ISP Phone Book(s)" shall mean a listing of names of ISPs and associated telephone numbers and other ISP Information, including COMPANY Information. ISP Phone Books may be unique to a given telephone area code and/or geographic region. There may be one or more ISP Phone Books specific to a single telephone area code, geographic region or Service Area. The ISP Phone Book(s) shall be hosted on one or more Referral Server(s). MS shall solely determine the placement, presentation and content of COMPANY Information in the ISP Phone Book(s).

       1.15 "ISP Referral Fee" shall mean an amount set forth in Exhibit D for each new ISP Subscriber. COMPANY shall receive a credit for each ISP Subscriber for which an ISP Referral Fee was previously paid, who cancels the ISP Service account within sixty (60) days of initiation of the ISP Service.

       1.16 "ISP Service" shall mean a COMPANY service, listed in Exhibit B, which provides an Internet protocol (IP) access service to the Internet as contemplated by this Agreement. The parties acknowledge that COMPANY may provide access to the Internet via other Internet Product(s) not listed in Exhibit B.

       1.17 "ISP Subscriber" shall mean any individual or legal entity who subscribes to the ISP Service through or as a result of the Internet Connection Wizard.

       1.18 "License Key" shall mean the 10-digit alpha numeric code provided by MS that enables COMPANY to use the customization features in the IEAK.

       1.19 "Licensed Software" shall mean, collectively, Internet Explorer, NetMeeting, Internet Mail and News, and Comic Chat.

       1.20 "Locator Information" shall mean an ISP Subscriber's name, email and conventional mailing addresses, telephone and facsimile numbers, credit card number, and any other data about such subscriber that enables the possessor of such information to personally identify the end user.

       1.21 "Logo" shall mean the "Microsoft(R) Internet Explorer" logo depicted In the Guidelines or such additional or replacement logos as MS may provide from time to time under this Agreement.

       1.22 "NetMeeting" shall mean Microsoft's realtime collaboration and communication software in all available language versions requested by COMPANY, and for all available platforms.

       1.23 "Referral Server" shall mean a server maintained by MS which shall provide an ISP Subscriber with one or more ISP Phone Books, and which shall enable the ISP Subscriber to transmit ordering information, via the Internet Connection Wizard to the Sign-up Server.

       1.24 "Service Area" shall mean the area in which COMPANY currently provides or will provide Access, as of the Effective Date, as set forth in Exhibit B.

       1.25 "Sign-up Server" shall mean a server maintained by COMPANY which shall enable the ISP Subscriber to order ISP Service from COMPANY and shall further enable COMPANY to configure the ISP Subscriber's copy of the Licensed Software (hosted on the ISP Subscriber's computer), all via online transmission. COMPANY shall use the Sign-up Server to configure the ISP Subscriber's copy of Licensed Software in accordance with the ISP Subscriber Configuration Guidelines set forth in Exhibit E.

       1.26 "Start Page" shall mean the web "start" page from which an ISP Subscriber launches the ISP Service.


  2.      LICENSE FOR DISTRIBUTION OF LICENSED SOFTWARE; LOGO LICENSE; AND
          ----------------------------------------------------------------
          LICENSE RESTRICTIONS
          --------------------

       2.1 MS grants to COMPANY a nonexclusive, worldwide, royalty-free license during the term of this Agreement to (a) customize Internet Explorer using the IEAK for such release of Internet Explorer solely in accordance with the instructions provided in the IEAK's "Custom ISK Wizard"; (b) reproduce and distribute (directly and indirectly) alone or in combination with other software through COMPANY's distribution channels the Licensed Software (including Internet Explorer as may be customized by COMPANY) to end users and potential end users of COMPANY's Internet Product(s) and (c) to publicly perform and display the Licensed Software in connection with public performance or display of the ISP Service. Except as provided in Exhibit E, COMPANY may not customize an ISP Subscriber's copy of Licensed Software (hosted on the ISP Subscriber's computer), in the course of COMPANY's configuration of the ISP Subscriber's copy of Licensed Software.

      2.2 COMPANY acknowledges and agrees that its use of the IEAK to customize Internet Explorer requires the rightful receipt from MS of the License Key allocated to COMPANY. COMPANY agrees that it shall use the IEAK solely in accordance with the instructions provided in the IEAK's Custom ISK Wizard that is available to COMPANY upon input of the allocated License Key and in accordance with the Logo Guidelines provided by MS.

      2.3 If MS makes a new release (other than an "Update" release which is designated by MS as a change in the hundredths digit [x.x(x)] of any component of the Licensed Software available, then: (a) COMPANY may no longer distribute the old version of the Licensed Software component, and may only distribute such new release of the Licensed Software component with COMPANY's Internet Product, provided, however that COMPANY may continue to distribute existing inventory of COMPANY's Internet Product containing a prior version of a Licensed Software component for a period of six (6) months following MS' release of a new release; and (b) COMPANY must formally notify its customers on COMPANY's home page for its main public web site that an upgrade of the Licensed Software component is available at the download URL specified in the most current version of the Internet Explorer Logo License Agreement located on www.microsoft.com for Internet Explorer and at www.microsoft.com/ie for other components of the Licensed Software. The text of the respective notices must state: For Internet
Explorer: "Microsoft has made available a new version of Internet Explorer. Click the Internet Explorer Logo to upgrade your browser today." and for other components: "Microsoft has made available a new version of (NetMeeting/Internet Mail and News/Comic Chat). Go to www.microsoft.com/ie to update your software today". This notification will remain present on the COMPANY's main public web site until the earlier of COMPANY's depletion of its outdated inventory, or until three (3) months following the public availability of a new release.

       2.4 Subject to and expressly conditioned upon compliance with the terms and conditions of this Agreement, MS hereby grants to COMPANY a worldwide, nonexclusive, non-assignable, nontransferable, royalty-free, right to use the Logo solely in conjunction with COMPANY's Internet Site(s) and/or Internet Product(s) and solely in the manner described in the Guidelines. COMPANY agrees and acknowledges: MS owns the Logo; use of the Logo will inure to the benefit of MS; COMPANY will not adopt, use, or register any corporate name, trade name, trademark, service mark, or certification mark, or other designation similar to, or containing in whole or in part, the Logo; COMPANY's use of the Logo shall adhere to the Criteria.

       2.5 COMPANY may not reverse engineer, decompile or disassemble the Licensed Software.

       2.6 COMPANY shall only distribute NetMeeting in conjunction with Internet Explorer.

       2.7 COMPANY may not permit further redistribution of the Licensed Software by ISP Subscribers and end user customers of COMPANY's other internet access services, if applicable. COMPANY reserves the right to distribute Licensed Software to COMPANY's OEM partners that are bundling Internet connectivity with their OEM product (e.g. gaming company promotional CD-ROM's). COMPANY will report how many copies of Internet Explorer are licensed and distributed in this manner.

       2.8 COMPANY shall maintain and not alter or remove any copyright, trademark and other protective notices contained in the Licensed Software, including the end user license agreement ("EULA") which is included in the setup installation of the Licensed Software. COMPANY shall also comply with Microsoft's trademark guidelines set forth in Exhibit I with respect to the proper use of Microsoft trademarks associated with the Licensed Software.

       2.9 COMPANY shall require its distributors, dealers and others in its distribution channels to comply with the relevant distribution terms of this Agreement, in particular with Section 2.

       2.10 COMPANY shall not modify, alter or remove contents of the Licensed Software except as expressly provided in this Agreement.

       2.11 All rights in the Licensed Software not expressly granted herein are reserved by MS.

3.     MICROSOFT OBLIGATIONS
       ---------------------
       MS shall perform the following:

       3.1 Develop Internet Connection Wizard and ISF Phone Book(s); Maintain
           ------------------------------------------------------------------
 ISP Phone Book(s). Provided that COMPANY complies with its obligations under
 -----------------
 this Agreement, MS shall include COMPANY's name, telephone number and other mutually agreed upon COMPANY Information in the applicable ISP Phone Book(s). Notwithstanding anything to the contrary in this Agreement, MS may move COMPANY Information to another ISP Phone Book or remove COMPANY Information from one or all ISP Phone Books if (a) during any two calendar quarters COMPANY's shipments of Licensed Software (where Internet Explorer is distributed as the only web browser) falls below seventy-five percent (75%) of total COMPANY shipments of all web browsers or (b) commencing two calendar quarters after MS first distributes an Internet Connection Wizard, during any single calendar quarter the number of new ISP Subscribers for such quarter compared to the number of new subscribers of other ISPs which appear in the same ISP Phone Book as COMPANY for such quarter, is such that COMPANY is in the bottom ten percent (10%) of all ISPs listed in the ISP Phone Book. By way of example, if there are six (6) ISPs in an ISP Phone Book, and COMPANY had the fewest number of new subscribers compared to other ISPs in the ISP Phone Book, then MS could move COMPANY Information to another ISP Phone Book or remove COMPANY Information from one or all ISP Phone Books. MS will notify COMPANY of any occurrence under
 (b) above and give COMPANY 30 days to implement corrective action prior to moving or removing COMPANY Information.

       3.2  Distribution of Internet Connection Wizard. Incorporate the Internet
            ------------------------------------------
 Connection Wizard into an icon on the "desktop" of the English language version of Windows 95 designated as "The Internet" or such other name designated by MS.

       3.3  Referral Server. Develop and maintain Referral Server.
            ---------------

       3.4  Promotion. Include information concerning the ISP Service in press
            ---------
releases and marketing activities related to promotion of the Internet Connection Wizard to be mutually agreed upon by MS and COMPANY.

4.          COMPANY OBLIGATIONS
            -------------------

            COMPANY shall perform the duties described in Exhibit C.

5.          PAYMENT AND REPORTING
            ---------------------

       5.1  Advance. In consideration for MS including information regarding the
            -------
ISP Services in the ISP Phone Book, COMPANY shall pay MS [*] as an advance against future ISP Referral Fees which sum shall be applied against and recouped from future earned ISP Referral Fees (the "Advance"). COMPANY shall pay the Advance to MS on or before thirty (30) days after the Effective Date of this Agreement.

       5.2  ISP Referral Fee. In consideration of each ISP Subscriber, COMPANY
            ----------------
shall pay MS the ISP Referral Fee for each subscription for ISP Service ordered by each ISP Subscriber.

       5.3  Reporting. Within thirty (30) days after the end of each calendar
            ---------
month, COMPANY shall furnish MS a statement together with payment for any amount shown thereby to be due to MS. The royalty statement shall be based upon ISP Referral Fees for the quarter then ended, and shall be in the form of the sample report included on Exhibit D. Late payment(s), including receipts for foreign taxes withheld,

---------------
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

if applicable, shall bear interest at the lower of the rate of one and one-half percent (1.5%) per month and the maximum rate allowable by applicable law, from the date such payment is due until the date it is actually paid. COMPANY's report shall include for each version of the Licensed Software, the number of copies of the Licensed Software licensed or distributed by or for COMPANY during that calendar month, including "competitive upgrade" copies as described in Exhibit D. In the event that no copies were licensed or distributed by or for COMPANY during a calendar quarter, COMPANY shall indicate this on the report. COMPANY's report shall further include the percentage of Internet Explorer browsers licensed or distributed as a total of all browsers licensed or distributed by or for COMPANY during that calendar month. All such reports shall be maintained in confidence by MS and shall not be disclosed to any third party except to its immediate legal and financial consultants as may be required in the ordinary course of MS'business.

       5.4 All amounts due hereunder shall be sent to the address listed in
Section 11. All amounts due hereunder are exclusive of any taxes, duties, fees, excises or tariffs imposed on any of COMPANY's activities in connection with this Agreement. Such charges, if any, shall be paid by COMPANY.

6.     ACCEPTANCE, DISCLAIMER OF WARRANTY AND LIMITATION OF LIABILITY
       --------------------------------------------------------------

       6.1 The Licensed Software and IEAK are deemed accepted by COMPANY.

       6.2 Neither the COMPANY nor any of its employees shall have any right to make any representation, warranty, or promise on behalf of MS.

       6.3 THE LICENSED SOFTWARE AND IEAK ARE PROVIDED TO COMPANY AS IS
WITHOUT WARRANTY OF ANY KIND. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE LICENSED SOFTWARE AND IEAK ARE ASSUMED BY COMPANY AND THE END-USER CUSTOMER. MS DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

       6.4 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY DIRECT (EXCEPT
AS TO AMOUNTS OWED HEREUNDER), CONSEQUENTIAL, INDIRECT, INCIDENTAL, OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THE USE OF OR INABILITY TO USE THE LICENSED SOFTWARE OR IEAK, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY.

7.     TERM OF AGREEMENT
       -----------------

The term of this Agreement shall commence as of the Effective Date and shall continue for a period of two (2) years. Thereafter, this Agreement shall automatically renew for successive one year terms unless either party gives the other party thirty (30) days written notice of its intent not to renew.

8.     DEFAULT AND TERMINATION
       -----------------------

       8.1 This Agreement may be terminated earlier by a party if any of the following events of default occur with respect to the other party (the "Defaulting Party"): (a) if the Defaulting Party materially fails to perform or comply with this Agreement or any provision hereof; (b) if the Defaulting Party fails to strictly comply with the provisions of Section 10 or makes or attempts to make an assignment in violation of Section 13.5; (c) if the Defaulting Party becomes insolvent or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; (d) if a petition under any foreign, state, or United States bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by the Defaulting Party; or (e) if such a petition is filed by any third party, or an application for a receiver of the Defaulting Party is made by anyone and such petition or application is not resolved favorably to the Defaulting Party within sixty (60) days.

       8.2 Termination under subsection 8.1(b) shall be effective as of the date notice is given. In all other cases, termination shall be effective ninety (90) days after notice of termination to the Defaulting Party if the Defaulting Party defaults have not been cured. The rights and remedies of the parties provided in this Section shall not be exclusive and are in addition to any other rights and remedies provided by law or this Agreement.

       8.3 Upon termination of this Agreement for any reason, COMPANY must cease distribution of the Licensed Software. Upon termination of this Agreement, COMPANY's Information shall be immediately removed from the ISP Phone Book(s). If this Agreement is terminated other than due to COMPANY's default, COMPANY may distribute Licensed Software remaining in inventory as of such termination date for a period of three (3) months. After such time, COMPANY shall destroy all full or partial copies of the Licensed Software and IEAK in COMPANY's possession or under its control. If this Agreement is terminated by MS for cause pursuant to Section 8, COMPANY shall return to MS or destroy all full or partial copies of the Licensed Software and IEAK in COMPANY's possession or under its control within ten (10) days following the termination date, including any in-house copies COMPANY may have produced.

      8.4 End user licenses validly granted prior to expiration or termination of this Agreement shall survive termination or expiration of this Agreement.

      8.5 Sections 1, 5, 6, 8, 10, 11, 12 and 13 shall survive termination of this Agreement.

      8.6 In the event of termination by either party (other than a termination by MS pursuant to Section 8.1) any remaining balance of the Advance made by the COMPANY, as outlined in Section 5.1, shall be returned within 30 days of a final report on ISP Referral Fees submitted by COMPANY.

9.    SUPPORT
      -------

      9.1 COMPANY shall have the sole responsibility and expense for providing all support for the Sign-up Server and all support needed by ISP Subscribers for the Licensed Software and the ISP Service.

      9.2 MS will provide COMPANY (but not ISP Subscribers) support for the Internet Connection Wizard. Except for such support, this Agreement does not include technical support from MS to COMPANY. Technical support may be available from MS or an MS subsidiary pursuant to a separate agreement.

10.   NONDISCLOSURE AGREEMENT
      -----------------------
Each party shall keep confidential the terms and conditions of this Agreement, and other non-public information and know-how disclosed to such party by the other party. However, each party may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of such party's business. Each party may disclose this Agreement in, and as an exhibit to, its public disclosure documents, if on the advice of legal council it would be required to do so; provided, however, that the disclosing party agrees to seek confidential treatment with respect to the ISP Referral Fees and with respect to the other appropriate items after consultation with the other party.

11.   NOTICES AND REQUESTS
      --------------------
All notices, authorizations, and requests in connection with this Agreement shall be deemed given on the day they are (i) deposited in the U.S. mails, postage prepaid, certified or registered, return receipt requested; or (ii) sent by overnight courier, charges prepaid, with a confirming fax; and addressed as follows:

NOTICES TO COMPANY:
------------------

              Concentric Network Corporation_______________
              10590 N. Tantau Ave._________________________
              Cupertino, CA 95014 _________________________

Attn:         Kevin L. Jones_______________________________
Telephone:    (408)343-2204 _______________________________
Fax:          (408)342-2810 _______________________________

NOTICES TO MS:
--------------

Notices:      MICROSOFT CORPORATION
-------
              One Microsoft Way
              Redmond, WA 98052-6399

Attn:         Senior Vice President, Systems
Copy to:      Law & Corporate Affairs, US Legal
Fax:          (206) 936-7209

or to such other address as the party to receive the notice or request so designates by written notice to the other.

PAYMENTS/VOLUME DISTRIBUTION SUMMARIES:
--------------------------------------

PAYMENTS MADE BY CHECK AND DISTRIBUTION SUMMARIES TO:
----------------------------------------------------
         MICROSOFT CORPORATION
         Remittance Processing
         P.O. Box 84808
         Seattle, WA 98124-6108

FOR OVERNIGHT DELIVERY TO:
-------------------------
         MICROSOFT CORPORATION
         Remittance Processing
         Wholesale Lockbox
         6801 South 180th
         Tukwila, WA 98188
         Invoice No:______________

PAYMENTS MADE BY WIRE TRANSFER TO:
----------------------------------
         MICROSOFT CORPORATION
         c/o First Interstate Bank of Washington
         Seattle Main Branch
         Seattle, WA
         U.S.A.
         ABA

         SWIFT Code:
         Account #

         Regarding:
         Microsoft PNS Collections

or to such other bank, address or account as MS may specify from time to time by written notice to COMPANY. COMPANY agrees to ensure that the regarding line stated above, the MS license agreement number for the Agreement, and the MS invoice number, if any, are specified on each payment made pursuant to the Agreement. One day prior to making any wire transfer, COMPANY shall send to MS a fax containing all remittance information with a cover sheet listing the COMPANY's name, the date of the wire transfer, the amount of the wire transfer, and the number of pages being faxed to the attention of:

             ICU Credit Rep
             Microsoft Corporation

12.    AUDITS
       ------

       12.1 During the term of this Agreement, COMPANY agrees to keep all usual and proper records and books of account and all usual and proper entries relating to COMPANY's ISP Subscriptions sufficient to substantiate the number of ISP Subscribers. COMPANY shall maintain on COMPANY premises such records for itself and for each Subsidiary which exercises rights under this Agreement.

       12.2 In order to verify statements issued by COMPANY and COMPANY's compliance with the terms of this Agreement, MS may cause an audit to be made of COMPANY's applicable books and records. Any audit shall be conducted during regular business hours at COMPANY's facilities upon reasonable advance notice. Any audit shall be conducted by an independent certified public accountant of national stature selected by MS (other than on a contingent fee basis) (the "Auditor") and such audit will be limited to Internet Explorer Subscribers only and limited to one time per year.

       12.3 COMPANY agrees to provide the Auditor access to the relevant COMPANY's records and facilities.

       12.4 Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be paid for by MS unless material discrepancies are disclosed. "Material" shall mean the under reporting of ten percent (10%) of the amount due. If material discrepancies are disclosed, COMPANY agrees to pay MS for the costs associated with the audit in addition to the amount of any discrepancy. The results of any audit conducted under Section 12 shall be provided to COMPANY at the conclusion of the audit.

13.    GENERAL
       -------

       13.1 This Agreement shall be construed and controlled by the laws of the State of Washington. The parties consent to jurisdiction and venue in the state and federal courts sitting in the state in which the initial defendant maintains its headquarters. Process may be served on either party in the manner provided in Section 11 above, or by such other method as is authorized by law.

       13.2 Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture, agency relationship or as granting a franchise.

       13.3 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of COMPANY and MS by their respective duly authorized representatives. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

       13.4 If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

       13.5 The rights and obligations hereunder shall inure to the benefit of the successors of the parties hereto, provided any rights or obligations hereunder shall not be assigned by either party without the prior written approval of the other party. COMPANY hereby agrees that it will remain responsible for and guarantee the compliance of each majority owned subsidiary or affiliate which exercises rights under this Agreement. MS hereby approves the assignment of this Agreement to a successor corporation to the COMPANY in connection with a reincorporation of the COMPANY in a state other than Florida.

       13.6 Any Licensed Software which COMPANY distributes or licenses to or on behalf of the United States of America, its agencies and/or instrumentalities (the "Government"), is provided to COMPANY with RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restriction as set forth in subparagraph (c)(1)(ii) of the rights in Technical Data and Computer Software clause at DFAR 252.227-7013, or as set forth in the particular department or agency regulations or rules which provide Microsoft protection equivalent to or greater than the above-cited clause. COMPANY shall comply with any requirements of the Government to obtain such RESTRICTED RIGHTS protection, including without limitation, the placement of any restrictive legends on the Tool documentation and any license agreement used in connection with the distribution thereof. Manufacturer is Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052-6399. Under no circumstances shall Microsoft be obligated to comply with any Governmental requirements regarding cost and pricing data and cost accounting. For any distribution or license of the Licensed Software that would require compliance by Microsoft with Governmental requirements relating to cost and pricing data or cost accounting, COMPANY must obtain an appropriate waiver or exemption from such requirements for the benefit of Microsoft from the appropriate Governmental authority before the distribution and/or license of the Licensed Software to the Government.

       13.7 COMPANY acknowledges that the Licensed Software and the IEAK are subject to the export control laws and regulations of the U.S., and any amendments thereof. COMPANY agrees that it will not export or re-export the Licensed Software and/or the IEAK to any country, person, entity or end user subject to U.S. export restrictions. COMPANY specifically agrees not to export or re-export the Licensed Software and/or the IEAK (i) to any country to which the U.S. has embargoed or restricted the export of goods or services, which as of December 31, 1996 include, but are not necessarily limited to, Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria, or to any national of any such country who COMPANY knows intends to transmit or transport the products back to such country; (ii) to any end-user who COMPANY knows will utilize the Licensed Software and/or IEAK in the design, development or production of nuclear, chemical or biological weapons; or (iii) to any end-user who has been prohibited from participating in U.S. export transactions by any federal agency of the U.S. government.

      13.8 COMPANY shall, at its own expense, obtain and arrange for the maintenance in full force and effect of all governmental approvals, consents, licenses, authorizations, declarations, filings, and registrations as may be necessary for the performance of all of the terms and conditions of the Agreement including, but not limited to, foreign exchange approvals, import and offer agent licenses, fair trade approvals and all approvals which may be required to realize the purposes of the Agreement.

      13.9 In the event income taxes are required to be withheld by any non-U.S.A. government on payments required hereunder, COMPANY may deduct such taxes from the amount owed MS and pay them to the appropriate tax authority. COMPANY shall promptly deliver to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a U.S.A. Foreign Tax Credit. COMPANY will make certain that any taxes withheld are minimized to the extent permitted by the applicable law.

      13.10 If either MS or COMPANY employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

      13.11 The following Exhibits are part of this Agreement:

            Exhibit B     Company ISP Service(s)
            Exhibit C     Company Obligations
            Exhibit D     ISP Referral Fees
            Exhibit E     ISP Subscriber Configuration Guidelines

            Exhibit G     Microsoft(R) Internet Explorer Online Logo Usage
                          Guidelines
            Attach l&2    Microsoft Internet Explorer Logo Qualification
                          Criteria
            Exhibit H     Microsoft(R) Internet Explorer Standard Logo Usage
                          Guidelines
            Exhibit I     General Guidelines For Using Microsoft Trademarks
            Exhibit X     Microsoft Frontpage Server Extensions
            Exhibit Z     Windows 95 ISP Referral and Ordering Process


  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above. All signed copies of this Agreement shall be deemed originals.


MICROSOFT CORPORATION                    CONCENTRIC NETWORK CORPORATION
                                         ------------------------------
                                         (COMPANY)

/s/ Cameron Myhrvold                     /s/ Henry R. Nothhaft
------------------------------------     ------------------------------
By (sign)                                By (sign)

Cameron Myhrvold                         Henry R. Nothhaft
------------------------------------     ------------------------------
Name (Print)                             Name (Print)


Vice President, Public Network Sales     President & CEO
------------------------------------     ------------------------------
Title                                    Title

       3/28/97                           March 26, 1997
------------------------------------     ------------------------------
Date                                     Date

                                   EXHIBIT B
                                   ---------

                            COMPANY'S ISP SERVICE(S)


Concentric's service offering for consumers includes basic dial-up subscriber access to the Internet and World Wide Web, as well as value-added services.

Value-added services include e-mail; access to newsgroups, global chat, IRC, FTP, gopher, and a personal Web site. Value-added services offered as additional options include private-domain Web sites and dedicated Web servers, shell accounts (PPP, SLIP, and UNIX), rlogin, Telnet, and direct dial service.



                              COMPANY SERVICE AREA


US and Canada

                                   EXHIBIT C
                                   ---------

     COMPANY OBLIGATIONS (NOTE: MS OBLIGATIONS ARE SET FORTH IN SECTION 3)


COMPANY shall perform the following duties/obligations:
------------------------------------------------------


     1. Offer the ISP Service(s).

     2. Develop and maintain a Sign-up Server. The Sign-up Server shall be operational on a 7X24 basis.

     3. Establish a toll free telephone number, or any other communication medium mutually agreed to by the parties for the processing of orders for ISP Subscribers. COMPANY shall notify MS in writing by a mutually agreed upon date of such specific communication medium or other relevant means of order entry secured by COMPANY for the ISP Service and any other COMPANY Information. COMPANY shall use unique numbers, extensions or addresses so as to ensure that all ISP Subscribers (e.g. those directed to the Sign-up Server by the Internet Connection Wizard) can be easily segregated from other orders received by COMPANY that do not originate from the Internet Connection Wizard for revenue reporting purposes.

     4. Use and display the "Microsoft Internet Explorer" logo on the home page for COMPANY's ISP Service, along with a hot link to
        www.microsoft.com/ie/ie.htm on the face of the home page.
        ---------------------------

     5. In copies of Microsoft Internet Explorer distributed by COMPANY, COMPANY may set the "default" URL to point to COMPANY's home page for the ISP Service, provided that such home page includes a hot link to www.microsoft.com/ie/ie.htm.
        ---------------------------

     6. Offer the Microsoft Internet Explorer as the standard web browser for COMPANY's ISP Service. At the time of ISP Service request from an ISP Subscriber, COMPANY shall not express or imply that an alternate browser is available. COMPANY may provide a non-MS web browser with its ISP Service only upon a customer initiated request.

     7. COMPANY shall not advertise or otherwise promote any non-MS web browser more than [*] of the total impressions for advertisements for web browsers. By way of example, COMPANY shall not display any logo for, or maintain a link to, a non-MS web browser on the front page of COMPANY's website for the ISP Service, on the Start Page, or on the front page of any COMPANY website for any other Internet access service offered by COMPANY.

     8. Use the Microsoft Internet Explorer name and logo in COMPANY's packaging, advertising and promotional materials in connection with the Licensed Software. Such use shall be pursuant to MS' standard trademark policies as attached hereto and as may be provided by MS to COMPANY from time to time.

     9. Within sixty (60) days following execution of this Agreement, issue a press release announcing that COMPANY has licensed the Microsoft Internet Explorer and that the Microsoft Internet Explorer will be the standard web browser included in COMPANY's ISP Service. In the event COMPANY elects to distribute NetMeeting, COMPANY shall issue a press release announcing such distribution within sixty (60) days following execution of this Agreement. COMPANY shall provide any such press release to Microsoft for review at least five (5) days prior to release.

---------------
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages containing such information has been omitted from this exhibit. Confidential treatment has been requested with respect to the omitted portions.

        COMPANY agrees MS may use COMPANY's name in any press release MS issues regarding licensing of the Microsoft Internet Explorer provided that if the use of COMPANY's name extends beyond listing COMPANY as having licensed Internet Explorer, MS shall provide such press release to COMPANY for review at least five (5) days prior to release.

    10. Before COMPANY is listed in the ISP Phone Book(s), COMPANY will test and certify compliance of Access with MS specifications for security and authentication protocols, other industry protocols, and other specifications and standards specified by MS from time to time in accordance with the procedures, and using the testing tools specified by MS from time to time. COMPANY will provide MS with information and access as requested by MS from time to time to allow MS to ensure COMPANY's ongoing compliance with such specifications, the acceptance testing procedures, and the terms of this Agreement.

                                   EXHIBIT D
                                   ---------

                               ISP REFERRAL FEES

                                      [*]




---------------
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages containing such information has been omitted from this exhibit. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT E
                                   ---------

                    ISP SUBSCRIBER CONFIGURATION GUIDELINES



1. COMPANY shall configure the ISP Subscriber's copy of Internet Explorer (hosted on the ISP Subscriber's computer) via an INS file such that the "default" URL on Internet Explorer points to the Start Page.

2. COMPANY can add and populate a "favorites folder" on the ISP Subscriber's copy of Internet Explorer via an INS file.

3. COMPANY's ISP Information Page shall comply with the following:

     a. Size of the HTML page limited to 20K.
     b. The page should have one exit point that points back to the main referral page.
     c. No scrolling, no tabs, no links, and no fields.
     d. Should fit on 640x480 with no fields.
     e. Use buttons as much as possible.
     f. Do not use hot links.
     g. A "cancel" leaves the entire Internet Connection Wizard.

              MS reserves the right to change the above criteria.

                             EXHIBIT G to the LICENSE AND DISTRIBUTION AGREEMENT

                             Microsoft(R) Internet Explorer
                             Online Logo Usage Guidelines

                             This site is best experienced with

                             [Logo "Microsoft Internet Explorer"]

                             Click here to start


1. USAGE
     Use the Internet Explorer online logo (the "Logo") only to promote Microsoft Internet Explorer and indicate that your Internet Site includes or is compatible with the Microsoft Internet Explorer.

     The Logo may only be used on your Internet Site which must meet the applicable Logo Qualification Criteria and may not be used in any other fashion.

     RECOMMENDED TEXT. Based upon extensive research, we suggest that the Internet Explorer Logo be accompanied by the following text "This site is best experienced with ... Click here to start." as indicated in the below images. This information clarifies how the logo should be used, especially for new Internet visitors who are unfamiliar with the different means of navigating the Internet.

                                 This site is best experienced with

                                 [Logo "Microsoft Internet Explorer"]

                                 Click here to start


                                 This site is best experienced with

                                 [Logo "Microsoft Internet Explorer"]

                                 Click here to start.


     PRODUCT NAME. It should appear as "Microsoft(R) Internet Explorer at the first and most prominent use in all materials and can thereafter be referred to as "Internet Explorer".

2. INTENT

     You are not permitted to use the logo to disparage Microsoft, its products or services, or for promotional goods or for products which, in MS' reasonable judgment, may diminish or otherwise damage Microsoft's goodwill in the Logo, including but not limited to uses which could be deemed to be obscene, pornographic, excessively violent, or otherwise in poor taste or unlawful, or which purpose is to encourage unlawful activities. Similarly, you cannot imitate Microsoft's product packaging or the Logo in any of your materials, including advertising, product packaging, and promotional materials. The Logo must not be used in a manner that implies Microsoft's sponsorship or endorsement of the product, service, or content presented on your Internet Site.

3. LOGO LINK
     Used in an Internet Site, the Logo must be an active link to this URL address:
                     http://www.microsoft.com/ie/ie.htm
                     -----------------------------------

4. PRESENTATION

    PROMINENCE. Do not use the Logo or the names "Microsoft," "Microsoft Internet Explorer," or "Internet Explorer" more prominently than your company, product, or Internet Site name.

    ARTWORK. Use only Microsoft authorized electronic artwork of the Logo. The Logo must stand by itself and must include a minimum amount of empty space surrounding the Logo (30 pixels) so as to separate it from any other object, such as type, photography, borders, edges, and so on. The Logo may not be used as a feature or design element of any other Logo.

    SIZE. The Logo cannot be reduced in size beyond what is electronically provided by Microsoft and must be placed in a prominent location on the Internet Site where it is used. Do not remove any trademark symbols or alter the Logo in any way. Redraws, distortions, or animation of the Logo are not permitted beyond what is provided to authorized registered Microsoft
    Online logo Internet Sites.

    FOOTNOTE. Include the following footnote on Internet Sites that include the
    Logo: "Microsoft is a registered trademark in the United States and other countries and the Microsoft Internet Explorer Logo is a trademark of Microsoft Corporation."

ALTERATIONS TO THESE GUIDELINES
Microsoft reserves the right to change the Logo and these Usage Guidelines at any time and solely at its discretion. If possible, Microsoft will provide advanced notice of these changes. Any use of the Logo that is not consistent with these guidelines is strictly prohibited.

CANCELLATION OF AUTHORIZATION TO HOST LOGO
Microsoft reserves the right to review use of the Internet Explorer Logo. Disregard for these Usage Guidelines may result in a revocation of the right to use the logo, and with it all benefits enjoyed through participation in the logo program.

Third parties improperly using the Logo must correct any deficiencies in their use of the Logo and/or in the quality of the product used in conjunction with the Logo upon reasonable notice from Microsoft. Refusal to correct such deficiencies may result in revocation of the right to use the Logo.

QUESTIONS
If you have any questions about the Logo Program, please send e-mail to "iservice@microsoft.com"


TRADEMARKS. Microsoft and Windows are registered trademarks and ActiveX is a trademark in the United States and other countries and the Microsoft Internet Explorer Logo is a trademark of Microsoft Corporation.

       ATTACHMENT 1 TO EXHIBIT G OF THE MICROSOFT INTERNET EXPLORER LOGO
                                USAGE GUIDELINES
                     MICROSOFT(R) INTERNET EXPLORER ONLINE
                          LOGO QUALIFICATION CRITERIA

                       This site is best experienced with

                      [Logo "Microsoft Internet Explorer"]

                              Click here to Start

Gaining authorization to use the version of the Microsoft(R) Internet Explorer online logo shown above for your Internet Site is easy. Simply fulfill the following two criteria and you are eligible to use the logo.

1. Showcase on your Internet Site one or more of these HTML features:
       .  Ratings. Support self-regulation of content to ensure appropriate
          -------
          access to your Internet Site.
       .  Marquees. Scroll text or graphics across your screen.
          --------
       .  Enhanced tables. Use colors/textures to make tabular data more
          ---------------
          legible and visually appealing.
       .  Background sounds. Provide an auditory experience when your Internet
          -----------------
          Site is accessed.
       .  Watermarks. Create a mark of distinction on your home page.
          ------------
       .  Inline AVIs. Graphically animate your page beyond static images.
          -----------
       .  Enhanced HTML Frame Tags. Simulate the appearance of a magazine with
          ------------------------
          borderless, nonscrolling, floating frames, and even frames within frames.
       .  Enhanced HTML style sheets. Control margins, line spacing, and
          ----------------------------
          placement of design elements; specify fonts and point sizes; get desktop publishing support for the Web.

2. Enroll in the logo program, and agree to follow the Logo Usage Guidelines.


NEED HELP GETTING STARTED?
Please go to the FREE Microsoft Internet Explorer online logo--compliant Web site template at http://www.microsoft.com/ie/log/actxtemp.htm. This template will help to get you started in building your Internet Site or to simply enhance your existing Internet Site. See examples of the new HTML features and ActiveX-compatible controls at the ActiveX Gallery at http://www.microsoft.com/ie/appdev/controls/default.htm.

If you want more assistance, order the ActiveX Development Kit at http://www.microsoft.com/intdev/sdk.

NOTE ABOUT CHANGES:
Note: Due to the rapid development of Internet Explorer technology, these criteria will change periodically over time. All online logo authorized sites will be notified by e-mail of any changes to these criteria. Permission to use the logo is limited to those who meet the then applicable criteria, and those who no longer meet the criteria must discontinue use of logo.

TRADEMARKS. Microsoft and Windows are registered trademarks and ActiveX is a trademark in the United States and other countries and the Microsoft Internet Explorer Logo is a trademark of Microsoft Corporation.

       ATTACHMENT 2 TO EXHIBIT G OF THE MICROSOFT INTERNET EXPLORER LOGO
                                USAGE GUIDELINES
                     MICROSOFT(R) INTERNET EXPLORER ONLINE
                      ANIMATED LOGO QUALIFICATION CRITERIA

                       This site is best experienced with

                      [Logo "Microsoft Internet Explorer"]

                              Click here to start.

Gaining authorization to use the animated version of the Microsoft Internet Explorer online logo shown above for your Internet Site is easy. Simply fulfill the following three criteria and you are eligible to use the logo:

1. Showcase on your Internet Site one or more of these HTML features:.
       .  Ratings. Support self-regulation of content to ensure appropriate
          -------
          access to your Internet Site.
       .  Marquees. Scroll text or graphics across your screen.
          --------
       .  Enhanced tables. Use colors/textures to make tabular data more
          ---------------
          legible and visually appealing.
       .  Background sounds. Provide an auditory experience when your Internet
          -----------------
          Site is accessed.
       .  Watermarks. Create a mark of distinction on your home page.
          ------------
       .  Inline AVIs. Graphically animate your page beyond static images.
          -----------
       .  Enhanced HTML Frame Tags. Simulate the appearance of a magazine with
          ------------------------
          borderless, nonscrolling, floating frames, and even frames within frames.
       .  Enhanced HTML style sheets. Control margins, line spacing, and
          ----------------------------
          placement of design elements; specify fonts and point sizes; get desktop publishing support for the Web.

2. Activate your Internet Site with ActiveX-compatible Technology. Support one or more ActiveX-compatible controls on your Internet Site.

       .  Demonstrate ActiveX-compatible controls. Make your Internet Site
          ---------------------------------------
          interactive today!

       .  Script ActiveX-compatible controls. Use ActiveX-compatible scripts to
          ----------------------------------
          make a Web page interactive. You can easily link together ActiveX-compatible controls or intrinsic controls to create dynamic pages.

3. Enroll in the logo program and agree to follow the Logo Usage Guidelines.

NEED HELP GETTING STARTED?
Please go to the FREE Microsoft Internet Explorer online logo-compliant Web site template at http://www.microsoft.com/ie/log/actxtemp.htm. This template will help to get you started in building your Internet Site or to simply enhance your existing Internet Site. See examples of the new HTML features and ActiveX-compatible controls at the ActiveX Gallery at http://www.microsoft.com/ie/appdev/controls/default.htm.

 . If you want more assistance, order the ActiveX Development Kit at http://www.microsoft.com/intdev/sdk.

Note: Due to the rapid development of Internet Explorer technology, these criteria will change periodically over time. All online logo authorized sites will be notified by e-mail of any changes to these criteria. Permission to use the logo is limited to those who meet the then applicable criteria, and those who no longer meet the criteria must discontinue use of logo.

TRADEMARKS. Microsoft and Windows are registered trademarks and ActiveX is a trademark in the United States and other countries and the Microsoft Internet Explorer Logo is a trademark of Microsoft Corporation.

              EXHIBIT H TO THE LICENSE AND DISTRIBUTION AGREEMENT
              ---------------------------------------------------

         MICROSOFT(R) INTERNET EXPLORER STANDARD LOGO USAGE GUIDELINES
         -------------------------------------------------------------

                                    Includes

                       [Microsoft Internet Explorer Logo]


Microsoft has established the following set of guidelines to assist you in proper use of the Microsoft Internet Explorer standard logo (the "Logo"). The power of the Logo lies in its consistent and appropriate use. Any usage outside these guidelines dilutes the effectiveness of the Logo and makes it more difficult to defend our rights to the trademark. Microsoft reserves the right to change the Logo and/or these Guidelines at any time at its discretion. Third parties shall comply with the Guidelines as amended from time to time.

ACCOMPANYING WORDS

The graphic may not be used without the words "Includes," "Microsoft(R)," and "Internet Explorer" attached, except as otherwise provided below. No additional or substitute words may be used. The words may not be abbreviated, translated, or transliterated, as in non-English documentation. Microsoft will, however, provide the Logo in versions where the word "Includes" may be translated for the local market, as available. You may not substitute your own translation of the Logo.

USING THE MICROSOFT INTERNET EXPLORER STANDARD LOGO

   . Use the Logo only to promote Microsoft Internet Explorer and indicate that your product includes Microsoft Internet Explorer.

   . This Logo is NOT to be placed on World Wide Web sites for the purpose of downloading Microsoft Internet Explorer. For this purpose, please see the Microsoft Internet Explorer Online Logo Usage guidelines at http://www.microsoft.com/ie/logo/.

   . Microsoft will provide you with electronic artwork of the Logo. You may not alter this artwork in any way.

   . This Logo is for Microsoft and third party use only as a graphical representation of Microsoft Internet Explorer software.
        * Microsoft Use: The Logo may be used by Microsoft on packaging, channel, collateral, advertising, direct mail, and events promotion materials for Microsoft products that include Microsoft Internet Explorer software. When referring to Microsoft Internet Explorer by itself, Microsoft may use the Logo without the word "Includes."
        * Third Party Use: The Logo may be used by third parties authorized to distribute the Microsoft Internet Explorer software under a separate License and Distribution Agreement. Authorized third parties may use the Logo only on the product packaging of products that include Microsoft Internet Explorer software and related advertising.

LEGAL INFORMATION

   . The Logo is owned by Microsoft Corporation. All uses of the Logo must include the following notice:"Microsoft is a registered trademark in the United States and other countries and the Microsoft Internet Explorer Logo is a trademark of Microsoft Corporation." A trademark symbol (TM) should appear to the right of the Logo without alteration from the electronic or camera-ready artwork provided. In addition, a registered trademark symbol ((R)) must appear in the upper-right corner immediately following the word "Microsoft." Do not remove any trademark symbols or alter the Logo in any way.

   . The product name for Microsoft Internet Explorer should appear as "Microsoft(R) Internet Explorer" at the first and most prominent use in all materials and can thereafter be referred to as "Internet Explorer."

   . Microsoft owns the Microsoft Internet Explorer Logo and all uses of the Logo will inure to the benefit of Microsoft. Third parties shall employ best efforts to use the Logo in a manner that does not derogate from Microsoft's rights in the Logo and will take no action that will interfere with or diminish Microsoft's rights in the Logo. Third parties should not adopt, use, or register any corporate name, trade name, trademark, service mark or certification mark, trade dress, or other designation similar to, or containing in whole or in part the Logo.

   . Third parties may not use the Logo in a manner that would imply that their company or any goods or services provided by such third parties are sponsored or endorsed by, or affiliated with Microsoft.

   . Third parties may not display the Logo on packaging, documentation, collateral, or advertising in a manner that suggests their product is a Microsoft product, or in a manner that suggests Microsoft is a part of their product name.

   . You are not permitted to use the Logo to disparage Microsoft Corporation, its subsidiaries, products, or services, or for promotional goods or for products which, in Microsoft's reasonable judgment, may diminish or otherwise damage Microsoft's goodwill in the Logo, including but not limited to uses that could be deemed to be obscene, pornographic, excessively violent, or otherwise in poor taste or unlawful, or which purpose is to encourage unlawful activities.

   . Third parties may not imitate Microsoft's product packaging or the Logo in any of their materials, including advertising, product packaging, and promotional materials.

   . The Logo or the names "Microsoft," "Microsoft Internet Explorer," or "Internet Explorer" cannot appear larger and/or more prominent than third parties' trade name, service name, product name, or trademark on any materials produced or distributed by such third parties.

   . Microsoft reserves the right to object to unfair uses or misuses of its trademarks or other violations of applicable law.

SIZING AND PLACEMENT REQUIREMENTS

   . Recommended minimum size is 1" high. The "small" graphic interchange format (GIF) file provided is an example of the smallest recommended size.

   . The Logo with accompanying words must stand alone. A minimum amount of empty space must surround the Logo so as to separate it from any other object such as type, photography, borders, edges, and soon. The required border of empty space around the Logo must be 1/2x wide, where x equals the height of the Logo as measured from the top edge of the word "Includes" to the bottom edge of the word "Explorer."

   . You may not combine the Logo with any other object, including, but not limited to, other logos, words, graphics, photos, slogans, numbers, design features, or symbols.

   . The Logo may not be used as a design feature on your product, product packaging, documentation, collateral, or advertising.

FOUR-COLOR OR ONE-COLOR APPLICATIONS


COLORS

The color version is the preferred way of reproducing the Logo. The Logo consists of a blue graphic element and black type. The PANTONE(R) Matching System (PMS) color for the blue is PMS 279 C. Four-color process (CMYK) equivalents can also be used. For online usage, the blue color should be Red 0, Green 102, Blue 255 for 8-bit or higher resolution palettes.

The color version can be reproduced only as described here.

BLACK-AND-WHITE APPLICATIONS

The black-and-white Logo consists of black graphic element and black type. Please use the file provided.

ACCESSING THE FILES

The print files are provided in Encapsulated PostScript(R) (EPS) and Windows(R) metafile (WMF) format. Use the EPS files for materials printed to a Postscript-compatible printer. Use the Windows metafile to print to a non-PostScript printer. These files should not be opened and edited, only placed (for example, select "import...picture") into software programs such as common page-layout or presentation programs, word-processing software, and so forth. Due to translation problems between the Mac and PC, Mac(TM) EPS images may lose their preview. When you place them into your page-layout document, you will see a box or big 'X' instead of the preview. The image will still print correctly and the bounding box accurately shows the size of the image. EPS images are sizable, but please scale proportionately. PC EPS images only have black-and-white previews. If you chose to use a color PC EPS, it will still preview in black and white. When you print it, the color will print correctly. EPS format is device-dependent so the resolution of the device you are printing to is the resolution you will achieve. The art files include Adobe Illustrator (ART) and Macromedia Freehand (FH5) format. These are provided for use where the print files supplied will not work. They are not to be altered.

QUALITY CONTROL

Microsoft reserves the right to review your use of the Logo and to conduct spot checks on all products, product packaging, marketing materials, and documentation and may periodically send out requests for samples. Microsoft may also conduct spot checks in retail outlets and other product sources to monitor your compliance with these Logo Usage Guidelines. Refusal to submit samples, noncompliance with these Guidelines, or failure to correct any deficiencies in your use of the Logo and/or in the quality of the product used in conjunction with the Logo upon reasonable notice from Microsoft could result in revocation of your license to use the Logo.

(C) 1996 Microsoft Corporation. All rights reserved.
Microsoft and Windows are registered trademarks in the United States and/or other countries and the Microsoft Internet Explorer logo is a trademark of Microsoft Corporation.
PostScript is a registered trademark of Adobe Systems, Inc. Macintosh is a registered trademark and Mac is a trademark of Apple Computer, Inc. PANTONE is a registered trademark of Pantone, Inc.

--------------------------------------------------------------------------------

                                   EXHIBIT I


               GENERAL GUIDELINES FOR USING MICROSOFT TRADEMARKS

The name Microsoft is synonymous with high-quality computer software and
         ---------
hardware products; throughout the world, thousands of products produced every day bear the trademarks of Microsoft Corporation. A trademark is a word, name, design, or phrase that identifies a product and distinguishes it from similar products made by competitors. Consequently, Microsoft trademarks are worth millions of dollars because they represent the standards of excellence and consistent quality associated with Microsoft(R) products. Without trademarks, consumers wouldn't be able to distinguish different manufacturers' products or products of high quality from those of lesser quality. For these reasons, it's important to understand trademarks and what you can do to protect them.

Trademark rights are acquired by the proper, continuous use of the trademarks. A trademark that hasn't been registered with the Trademark Office is noted with a TM. Registered marks are noted with an (R).


WHY PROTECT TRADEMARKS?

Properly used, a trademark can be legally protected indefinitely. However, if it's used improperly, a trademark can become diluted or fall into generic use arid lose its protected status. Words such as aspirin, zipper, kerosene, and harmonica were once trademarks that became generic because their owners did not protect them properly.

Microsoft doesn't want its valuable trademarks added to the list of genericized trademarks. The responsibility for protecting trademarks occurs every time each trademark is used by Microsoft employees and our licensees-whether the trademarks are used in products, presentations, books, marketing materials, or advertisements.

Correct use of our trademarks is important to Microsoft, so we've drafted the following guidelines.

SIX SIMPLE RULES FOR PROTECTING MICROSOFT TRADEMARKS?

1.  Set trademarks apart from other words or the nouns they modify.
    --------------------------------------------------------------
The common way to do this is to properly capitalize the product name and designate the trademarks with the appropriate symbols-(R) or TM. You can also use underlining, italics, or bold type. Examples:

                    INCORRECT  WHEN YOU STARTUP WINDOWS, CLICK ON THE...
                    CORRECT WHEN YOU STARTUP MICROSOFT(R) WINDOWS(R) OPERATING SYSTEM, CLICK ON THE...

2.  Use Microsoft trademarks as proper adjectives.
    ---------------------------------------------
Trademarks are adjectives that describe a specific person, place, or thing. Because a trademark is an adjective, use it with the noun that it modifies.
Example:

             THE FORMAT COMMAND OF THE MS-DOS(R) OPERATING SYSTEM...

If you use the same trademark repeatedly in a piece, you must use it correctly:
At first reference, use the Microsoft product name plus its full descriptor; thereafter, the trademark should appear with its noun descriptor at least 50 percent of the time. (In the example above, "operating system" is the descriptor.)

In the case of our Windows(R) trademark, follow the correct example below.

             INCORRECT  WINDOWS APPLICATIONS [OR MACHINE/PC]
             CORRECT    APPLICATION FOR THE WINDOWS(R) OPERATING SYSTEM

You may refer to products that are compatible with the Windows operating system as: "Windows(R)-compatible products", "Windows(R)-based products" or "products for Windows(R)."

3.  NEVER combine a Microsoft trademark/product name with your (or another
    ----------------------------------------------------------------------
third party's) trademark/product name.
-------------------------------------

Trademarks serve to identify the source of a product. If Microsoft trademarks are combined with the trademarks or product names of others, consumers may be confused as to which company is the source of a product.

4.  Don't use Microsoft trademarks in the possessive or plural form.
    ---------------------------------------------------------------
      Examples:

             INCORRECT  CODEVIEW(R)'S INTERFACE
             CORRECT    THE MICROSOFT(R) CODEVIEW(R) DEBUGGER'S INTERFACE

             INCORRECT  A CASE OF MICROSOFT(R) POWERPOINT(R)S
             CORRECT A CASE OF MICROSOFT(R) POWERPOINT(R) PRESENTATION GRAPHICS PROGRAMS

5.  Use the appropriate trademark symbol in the proper place and give
    -----------------------------------------------------------------
    proper attribution.
    ------------------

             SYMBOLS:
                  R  =  REGISTERED TRADEMARK OR SERVICE MARK
                  TM =  TRADEMARK OWNERSHIP CLAIMED

             NOTICE:
             "_____________ IS A REGISTERED TRADEMARK AND __________ IS A TRADEMARK OF MICROSOFT CORPORATION."


6.  Do not shorten, abbreviate or create acronyms out of Microsoft trademarks.
    -------------------------------------------------------------------------
EXAMPLES: DO NOT SAY VC++ FOR THE TRADEMARK VISUAL C++(TM) OR FP FOR THE REGISTERED TRADEMARK FOXPRO(R).


PROPER USE OF MICROSOFT TRADEMARKS BY OTHERS

   . You must have a distinct product name for your product which does not include any Microsoft product name or trademark.

   . You should not market any product under a name that is confusingly similar to a Microsoft product name or trademark.

   . You should not place your company name, trademarks, service marks or product names next to a Microsoft product name on packaging, disk labels, or advertisements.

   .  You are not allowed to use the Microsoft logo on your packaging.

   . You may only use the Microsoft logo pursuant to the Microsoft logo guidelines below.

   . You must not imitate Microsoft packaging and must display your own name more prominently than the Microsoft name in the product.

                           MICROSOFT LOGO GUIDELINES

THE LOGO TYPEFACE

The Microsoft logo is a specifically designed form of the company name and may not be retypeset or modified in any way. Artwork for the logo is available as printed logo sheets in positive and negative versions, and in electronic form.

COMBINING THE LOGO WITH OTHER GRAPHICS

The Microsoft logo never appears with any other symbol or icon (except the registered trademark symbol), nor is it contained within a box, circle, or other shape. The logo must always be accompanied by the registered trademark symbol. One company logo worldwide ensures that Microsoft is recognized and understood consistently around the world.

COLOR

The approved colors for the logo are black or reversed out to white. The logo should never be screened back, built out of four-color process screens, or broken into multiple colors. Any case for deviation for internal Microsoft use must be presented to the Creative Director in Corporate Marketing, Redmond, Washington.

PROXIMITY TO OTHER ELEMENTS

To properly stage the logo, a minimum clearance between the logo and other elements must be maintained. The cap height of the M in the Microsoft logo indicates the measurement of minimum clearance between the logo and other elements on all sides of the logo. This rule alone dictates placement of the logo in marketing communications.

MINIMUM SIZE

The logo should never appear below a minimum size of 3/4" or 2 cm in width. Sizes below this measurement decrease readability dramatically.

USE OF THE MICROSOFT LOGO BY THIRD-PARTIES

The Microsoft logo may be used only when referring to Microsoft Corporation. The following terms and conditions apply when using our corporate logo. Any use of the logo that falls outside what is outlined below is strictly prohibited. For further information or clarification on third-party use of the Microsoft logo, please contact the Permissions/Trademark Group at fax number (206) 869-1327, or email permtmk@microsoft.com.

1. Our logo may only be used to identify Microsoft Corporation or Microsoft products or services.

2. Our logo may not be used in a manner that would imply your company is sponsored or endorsed by, or affiliated with, Microsoft.

3. Our logo may not be used in a manner that would imply goods or services provided by your company are sponsored or endorsed by, or affiliated with, Microsoft.

4. Our logo may not be used in a manner that would disparage Microsoft Corporation, its subsidiaries, or its products or services.

5. Our logo should never appear larger and/or more prominent than your trade name, service name, or trademark on any materials produced or distributed by your company.

6. The following trademark designation "(R)" must appear in the upper right or at the baseline immediately following the logo. The logo should be accompanied by the following footnote.

          Microsoft is a registered trademark of Microsoft Corporation.

7. You must use the logo provided by Microsoft Corporation with no changes in the color or design. Camera-ready art is provided for reproduction purposes only.

8. Microsoft reserves the right to object to unfair uses or misuses of its trademarks or other violations of applicable law.

                                   EXHIBIT X
                                   ---------


                     MICROSOFT FRONTPAGE SERVER EXTENSIONS


1. Authoring Support
2. Administration Support
3. Smart HTML engine (Bot Implementations)

                                   EXHIBIT Z
                                   ---------

                  WINDOWS 95 ISP REFERRAL AND ORDERING PROCESS

                             [FLOW CHART FOLLOWS]



       USER                          ISP                      MS
------------------
   User click on
   "The Internet"
        icon
------------------

------------------                                  ------------------------
   Dial in to MS                                      MS Referral Server's
------------------                                   ISP listing downloaded
                                                            to client
                                                    ------------------------
-------------------
   User views ISP
Information Pages &
  chooses an ISP
-------------------

-------------------         ----------------------
   Dial into ISP             ISP's server answers
-------------------           call & presents on-
                             line sign-up forms
                            ----------------------

--------------------        ----------------------
User completes sign-        Sign-up information is
 up form & chooses          accepted by ISP server
     access #               ----------------------
--------------------

--------------------        -----------------------
  User dials local          INS file sent to update
access to connect to        the browser to support
   ISP service                  ISP's service.
--------------------        -----------------------

                            -----------------------
                            ISP software delivered
                                 to client
                            -----------------------
--------------------
   User logged on
  and browsing the
     Internet
--------------------